                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKING GROWTH OF CAPITAL THROUGH DIVERSIFICATION OF INVESTMENT SECURITIES

HAVING POTENTIAL FOR CAPITAL APPRECIATION
KEMPER GROWTH FUND

"... The healthy, slow-and-steady economic climate favored our large-cap growth discipline. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
10
Industry Sectors
11
Largest Holdings
12
Portfolio of Investments
14
Financial Statements
16
Notes to Financial Statements
19
Financial Highlights
21
Shareholders' Meeting

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

Kemper Growth Fund Class A                                    37.26%
Kemper Growth Fund Class B                                    36.50%
Kemper Growth Fund Class C                                    36.62%
Lipper Growth Funds Category Average*                         28.23%
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                                      AS OF     AS OF
                                                     3/31/99   9/30/98
--------------------------------------------------------------------------------
    KEMPER GROWTH FUND CLASS A                        $16.02    $11.72
--------------------------------------------------------------------------------
    KEMPER GROWTH FUND CLASS B                        $14.99     11.03
--------------------------------------------------------------------------------
    KEMPER GROWTH FUND CLASS C                        $15.14     11.13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER GROWTH FUND LIPPER
RANKINGS AS OF 3/31/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY

                       CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
    1-YEAR      #727 of 1022 funds     #742 of 1022 funds     #740 of 1022 funds

--------------------------------------------------------------------------------
    5-YEAR      #316 of 384 funds       N/A                   N/A

--------------------------------------------------------------------------------
    10-YEAR     #95 of 171 funds        N/A                   N/A

--------------------------------------------------------------------------------
    15-YEAR     #75 of 109 funds        N/A                   N/A

--------------------------------------------------------------------------------
    20-YEAR     #46 of 89 funds         N/A                   N/A

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1999, THE FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                 CLASS    CLASS    CLASS
                                   A        B        C
--------------------------------------------------------------------------------
    LONG-TERM
    CAPITAL GAIN                 $0.06    $0.06    $0.06
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

Source: Morningstar, Inc. Chicago, IL. (312)696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.

THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER GROWTH FUND IN THE LARGE CAP GROWTH CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

BALANCE SHEET A listing of assets and net worth showing the position of a company at a certain time.

GROWTH STOCKS Shares in companies that are expected to experience rapid growth resulting from strong sales, talented management and a dominant market position. Because these stocks are typically in demand, they're generally more expensive. They can also be volatile, based on changing perceptions of the company's growth.

LARGE-CAP STOCKS Shares in larger, established corporations. The main advantage of these stocks is that they can offer relative stability compared to newer, smaller companies.

They also tend to provide more dividend income. This income may help make them less volatile during market declines. Overall, investments in large-cap funds tend to be more conservative than small-cap funds.

MARKET CAP (CAPITALIZATION) Market capitalization refers to the total value of a company's outstanding stock.

RUSSELL 1000 GROWTH INDEX An unmanaged pool of 1,000 large-cap growth-oriented stocks. An index is not available for direct investment, but is often used as a benchmark to gauge the overall performance of a market or of an actively managed portfolio.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Throughout April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. But those gains don't tell the whole story -- investors in the first four months of the year have endured significant volatility. What drove the climb to 11,000 and what, at the same time, has led to investor anxiety?

  Driving the market, in part, was consumer confidence. In the first quarter of 1999, consumer spending surged 6.7 percent -- the largest rise in 11 years. The market's rise seems to have buoyed consumer confidence, which rose for the sixth consecutive month in April. And, the resilience of the economy has bolstered more optimistic expectations for the next six months.

  Inspiring consumer confidence also were the lowest levels of inflation in a generation. As measured by the consumer price index (CPI), inflation has been between 1 1/2 and 2 percent, compared to approximately 4 percent in the beginning of the 1990s and 10-12 percent in the beginning of the 1980s. Still, inflation worries have been seeping into the market. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks as if it will remain low at about 2 percent this year.

  Also contributing to consumer confidence, short-term and long-term interest rates remained low over the first quarter, and can be expected to remain so. Today's Fed policy is reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. Consequently, we expect no changes in short-term interest rates during May and June, and there's only a small chance that the Fed will raise interest rates in the second half of the year. Moreover, the federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially from households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  Such a positive environment is exactly what poses risk for investors, and is key to understanding recent volatility in the market. A stronger economy has the potential to feed inflation fears and drive up interest rates. Events on April 30 illustrated the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. The steady stream of positive economy's news prompted a sell-off in the markets based on fears that the strong pace of economic growth will eventually lead to higher inflation. The benchmark 30-year Treasury bond fell nearly 2 points (close to $20 for a bond with a $1,000 face amount) as the yield shot up to 5.657 percent. It was the biggest one-day plunge in bonds in two months. Bonds, in turn, pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggested continued growth as we moved into the second quarter of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy in the past three or four years. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices were rising as the economy was growing, the Fed would most likely raise short-term interest rates, which would change the financial market outlook. But again, that isn't happening right now.

  However, we do see some vulnerability. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which will most likely lead to the central bank lowering interest rates in order to boost domestic spending. In many countries in Europe, there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgages are reduced and homeowners

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF MARCH 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

spend money elsewhere. This has a huge impact on consumer spending, and will help European equities in the long term. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.
  But don't forget that international crises have the potential to affect the U.S. markets drastically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates.
  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation -- these are particularly older investors who are accustomed to inflation accompanying growth. But we currently just don't see the pressure toward inflation at all, so there's no reason to want a slowdown. The best approach now, as in any market, is to diversify and invest for the long term.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF MAY 5, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[MALTER PHOTO]

VALERIE F. MALTER IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND IS A CO-LEAD PORTFOLIO MANAGER OF KEMPER GROWTH FUND. SHE IS ALSO A CERTIFIED FINANCIAL ANALYST.

[FRAISE PHOTO]

GEORGE P. FRAISE IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND IS A CO-LEAD PORTFOLIO MANAGER OF KEMPER GROWTH FUND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER GROWTH FUND POSTED EXCELLENT RETURNS FOR THE SEMIANNUAL PERIOD. BELOW, THE NEW PORTFOLIO MANAGEMENT TEAM DISCUSSES THE MARKET CLIMATE AND THEIR PURE-GROWTH APPROACH TO QUALITY LARGE-CAP STOCKS.

Q     DURING THE SEMIANNUAL PERIOD, KEMPER GROWTH FUND EARNED 37.26 PERCENT
(CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGES). HOW DOES THIS RETURN COMPARE WITH SIMILAR FUNDS AND THE OVERALL MARKET?

A     We're very happy with Kemper Growth Fund's performance, both in absolute and relative terms. The fund's return surpasses the average for the Lipper Growth Fund category, 28.23 percent. Kemper Growth Fund also outperformed its benchmark, the Russell 1000 Growth Index, up 34.79 percent for the semiannual period.

Q     BEFORE WE DISCUSS THE FUND IN GREATER DETAIL, COULD YOU PROVIDE US WITH AN
OVERVIEW OF THE GENERAL MARKET CLIMATE DURING THE SEMIANNUAL PERIOD?

A     The market has brightened considerably during the past six months. As the fund began the semiannual period at the end of September 1998, economic uncertainty cast a shadow across the global marketplace. In August, Russia had defaulted on its debt, triggering a broad market correction. Investors were concerned that the U.S. economy would weaken, and that corporate profits would slow.

      However, the domestic economy chugged along at an encouraging pace. Growth rates were slow and steady. Interest rates, inflation and unemployment remained extremely low, while consumer confidence remained high. In a continuation of trends that began in late 1997, investors were reluctant to commit to smaller-cap and value stocks. Instead, they preferred the greater liquidity of large-cap "household name" companies. Large companies also posted stronger earnings than their smaller rivals, further fueling investor interest.

      In an optimistic but cautious climate, large-cap, high-quality, domestic growth stocks -- the mainstays of Kemper Growth Fund -- have led the market.

      This recent market rally demonstrates again the importance of a long-term, rational outlook in the face of short-term market volatility. Stocks -- and the entire stock market -- will fluctuate, often dramatically. However, investors who held tight after the last summer's market turbulence had the opportunity to participate in a period of excellent gains. Keep in mind that past performance is no guarantee of future results.

Q     YOU TOOK THE HELM OF THE FUND DURING THE MIDDLE OF THE SEMIANNUAL PERIOD.
ARE THE FUND'S OBJECTIVE AND INVESTMENT FOCUS THE SAME?

A     Absolutely. The investment objective remains unchanged. Kemper Growth Fund remains committed to seeking capital growth through a diversified portfolio. We continue to invest primarily in large-cap, quality growth stocks issued by U.S. companies. In fact, the portfolio holds many of the same stocks as it did at the start of the semiannual period.

PERFORMANCE UPDATE

Q     WHAT'S YOUR INVESTMENT PHILOSOPHY?

A     We follow a pure-growth investment philosophy. We believe that over time, companies with strong franchises, skilled management, and sustainable, consistent earnings growth can produce superior long-term returns. We are dedicated to forward-looking analysis supplemented by quantitative research.

      We're buy-and-hold investors. In other words, we have to love a stock before we'll invest. And, once we've bought it, we're not going to sell it based on a short-term, nonfundamental price change. We don't believe that we serve shareholders by getting caught up in the quickly changing and often ill-advised notions of the Wall Street pack. Instead, we devote ourselves to a longer-term goal: seeking out the best large-cap growth companies.

Q     HOW DO YOU APPLY YOUR PURE-GROWTH PHILOSOPHY TO THE STOCK-SELECTION
PROCESS?

A     Our pure-growth approach is grounded in rigorous, bottom-up fundamental analysis. We consider a company's product line, its management and market position, and its ability to deliver sustainable, consistent earnings growth. We seek out companies with strong balance sheets and minimal debt. We want companies that have the ability to drive the market and withstand its challenges.

      Based on this thorough analysis, we classify growth stocks into one of three groups that we define as: stable growth stocks, accelerating growth stocks, and special situations. Our goal is to combine stocks from these groups, in such a way that provides shareholders with powerful yet conservative growth exposure.

Q     COULD YOU DESCRIBE THESE THREE TYPES OF GROWTH STOCKS AND HOW YOU COMBINE
THEM WITHIN THE PORTFOLIO?*

A     We'd be glad to. Let's begin with stable growth:

      STABLE GROWTH: As a general parameter, at least 70 percent of the fund's holdings fall into our stable growth group. Think of these stocks as "Steady Eddies, " the stocks that you buy and hold for the long-term. Stocks in this group should have dominant and growing market shares, consistent and sustainable earnings growth, excellent management and strong franchises. General Electric, Wal-Mart and Pfizer are prime examples of stable growth stocks, and enjoy substantial representation in the portfolio. Today, roughly 90 percent of the portfolio's assets are in stable growth stocks.

      ACCELERATING GROWTH: We can invest up to 25 percent of the portfolio in accelerating growth stocks. In selecting accelerating growth stocks, our goal is to identify opportunities for earnings breakouts. Here, we look for strong franchises, earnings momentum, and highly capable management. America Online and Charles Schwab fit our criteria for accelerating growth. Accelerating growth stocks currently make up 10 percent of the portfolio.

      SPECIAL SITUATIONS: Special growth situations include companies undergoing restructurings, those that are launching new products, and those with new management or processes. We can invest up to 15 percent here. These are stocks that we believe have the potential to evolve into accelerating or stable growth companies. Whatever the situation, however, we must be able to identify a catalyst that has the potential to transform the firm into a stable-growth or accelerating-growth company. Presently, we've found ample opportunities among stable growth and accelerating growth stocks, and do not hold any special situation stocks in the portfolio.

* THE FOLLOWING DESCRIPTION OF THE INVESTMENT PHILOSOPHY IS THAT OF THE CURRENT MANAGEMENT TEAM AND IS SUBJECT TO CHANGE AT ANY TIME.

Q     HOW DO YOU INCORPORATE THE FUND'S BENCHMARK, THE RUSSELL 1000 GROWTH
INDEX, AS A TOOL IN YOUR INVESTMENT STRATEGY?

A     To make sure our value-added comes from stock selection, we generally try to keep the fund closely in line with the sector weightings of the Russell 1000 Growth Index -- generally plus or minus 5 percent. We believe that we add more value to shareholders by focusing our efforts on individual stock selection, not on trying to guess the next hot sector. While our investment strategy is not quite sector neutral, it puts the emphasis where we think it belongs -- on first hand, fundamental research. Also, by utilizing the index weights as we do, we commit to discipline and diversification. We won't get carried away by emotion and put all the eggs in one basket. By using the benchmark's sector weightings as a guide, we maintain good exposure throughout the growth-stock universe.

Q     PLEASE EXPLAIN THE ROLE THAT QUANTITATIVE RESEARCH PLAYS IN YOUR
PURE-GROWTH APPROACH.

A     In addition to our fundamental research, we also use proprietary quantitative modeling techniques to scrutinize a variety of growth-oriented statistics. These

PERFORMANCE UPDATE

include factors in four categories: valuation, momentum, expectations and stability. By thoroughly applying both fundamental and quantitative analysis to every potential investment, our goal is to winnow out all but the very best opportunities. Only a few stocks have what it takes, which is fine with us.

Q     HAS THE IMPLEMENTATION OF YOUR INVESTMENT STRATEGY CHANGED THE COMPLEXION
OF THE FUND?

A     In keeping with our use of the Russell 1000 Growth Index as a guide, we reduced the fund's financial-services exposure dramatically, while boosting the fund's commitment to consumer-nondurable stocks.

      Also, there are fewer stocks in the portfolio. As we noted, only a few stocks have what it takes to meet our criteria. We're comfortable backing those stocks with conviction. When the semiannual period began, the fund held positions in 76 stocks. Presently, the fund includes 56 stocks. Consistent with our low-turnover, high-conviction management philosophy, we want to establish a meaningfully large position in each of our holdings. That way, we don't dilute return potential. We feel that the fund's current number of holdings provides a good balance of diversification and concentration.

Q     STOCK SALES OFTEN RESULT IN CAPITAL GAINS -- AND CAPITAL GAINS
TAXES -- FOR SHAREHOLDERS. AS YOU RESTRUCTURED THE PORTFOLIO, DID YOU CONSIDER POTENTIAL TAX LIABILITY?

A     First, when it comes to taxes, we caution investors to not let the tail wag the dog. Capital gains are part-and-parcel of capital appreciation and long-term growth. That said, we certainly remained attuned to tax considerations as we pared back holdings, and feel confident that we incurred only modest capital gains exposure as we brought the portfolio into line with our long-term, pure-growth approach.

Q     COULD YOU PROVIDE US WITH A MORE IN-DEPTH EXAMPLE OF YOUR STOCK-SELECTION
PROCESS?

A     Gladly. Let's look at Clear Channel Communications, a Steady Eddie company with operations in broadcasting, outdoor advertising and television. Clear Channel has been in the portfolio since the start of the semiannual period. Based on our analysis of the company, we decided to bolster the fund's stake considerably.

      Clear Channel satisfies our criteria for demonstrated, consistent growth:
The company has increased their cash flow 20 to 30 percent annually for the past decade. (Cash flow often serves as a good proxy for earnings.) Earnings have met or exceeded Wall Street expectations. Clear Channel also has a business model and services that are in-demand and forward-thinking. Web site operators are gravitating to radio advertising, and Clear Channel has been well positioned to benefit from this increased demand. Also, outdoor advertising (billboards) is an area that's going through consolidation and considerable growth. Clear Channel is the dominant leader. In our view, the management of the company is extremely talented. Also, as a sign of its personal investment in the company's success, the management team owns a large block of Clear Channel stock.

      Like many other top-notch growth companies, Clear Channel Communications is not a cheap stock, but we think that its growth potential far surpasses its cost. We don't want to save a dime today to lose a dollar tomorrow.

Q     HOW DO YOU DECIDE WHICH STOCKS TO SELL?

A     Because stock trades incur expenses for shareholders, we don't take trading lightly; but we don't let ourselves grow unreasonably attached, either. We follow as strict a discipline in selling stocks as in buying them. Here, again, we look first and foremost to company fundamentals. If our research indicates that a company's long-term fundamental strength is faltering, we have a cue to sell. Also, we sell stocks if they become unable to deliver the consistent, sustainable earnings growth we demand. Because we only want the cream of the growth stock portfolio, we will also sell a stock if we believe that more attractive choices are available to us.

Q     GIVE US AN EXAMPLE OF YOUR SELL DISCIPLINE IN ACTION.

A     Let's take a closer look at how we repositioned the fund's technology exposure to enhance the portfolio's overall long-term growth potential. Because technology is a fast-moving and volatile sector, a demonstrated history of delivering earnings growth in the face of challenges counts for a great deal. We set our sights on the best and the brightest opportunities. Here, our analysis led us to Steady Eddies, such as Cisco Systems and Microsoft, and to accelerating-growth companies like America Online. Because these stocks met our exacting criteria for quality fundamentals and superior, consistent earnings potential, we've backed them with conviction.

PERFORMANCE UPDATE

      Meanwhile, we eliminated a handful of smaller positions, including Cadence Software, Seagate Technology, Peoplesoft and Xilinx. Our analysis indicated that these companies fell short of the standard set by the Cisco Systems and America Onlines.

Q     WHAT WORKED OUT PARTICULARLY WELL FOR THE FUND DURING THE SEMIANNUAL
PERIOD?

A     Well, as we mentioned, we saw an aligning of the stars for our investment approach. The healthy, slow-and-steady economic climate favored our large-cap growth discipline.

      In an environment of high consumer confidence, many of our retail holdings performed exceptionally well. Costco, Dayton Hudson and Wal-Mart exemplified our criteria for quality growth. Each offers impeccable fundamentals, talented management and top-notch franchises. These companies have been able to grow their earnings consistently.

      Many of the fund's technology stocks also served the fund's shareholders well. Consistent with our focus on consistently demonstrated earnings growth, we've steered clear of many of the untested Internet companies. We have participated in the growth of the Internet through established quality companies. Shareholders reaped gains from the fund's position in America Online, which we purchased in February, 1999. Also, Ascend Communications, a communications equipment giant, Applied Materials, a semiconductor-and-components leader, and Cisco Systems, a networking powerhouse, were three other briskly performing stocks. The fund held these three throughout the semiannual period.

Q     DESPITE THE FUND'S STRONG PERFORMANCE, WERE THERE STOCKS THAT FELL SHORT?

A     Yes, some stocks did come up short. The fund's position in Rite Aid dampened gains. We thought that this pharmacy franchise offered a good earnings opportunity. However, management lost control of the business, expanding operations too rapidly and expensively. Questions about management's use of company funds dragged the stock down further. Then, Rite Aid pre-announced disappointing earnings. All-in-all, the stock hasn't worked out at all as we had anticipated.

      Food maker H.J. Heinz was another poor performer. Food companies have suffered in recent months, and Heinz wasn't able to buck the trend. Philip Morris also clipped returns, as the litigation concerns surrounding the tobacco industry continue to plague the stock. As long-term investors, we're keeping focused on the larger picture. Philip Morris is about more than tobacco: its subsidiaries include Kraft General Foods and Miller Brewing. Despite the domestic litigation concerns surrounding its tobacco operations, the stock continues to achieve earnings growth.

      Compared to the pace of many other holdings within the portfolio, Medtronic and Warner-Lambert have also been less successful. Both were among the fund's largest positions at the start of the fiscal year. We've trimmed them back a bit, but continue to hold them because our analysis indicates that the long-term fundamentals remain intact. Medtronic continues to offer the hallmarks we demand, including superior management and products. The FDA's delayed approval of Medtronic's new generation of coronary stents has slowed the company's product pipeline, but we don't feel that this alone is cause to walk away from the stock. Warner Lambert, meanwhile, came under pressure due to continued concern about negative side effects of Rezulin, the company's diabetes drug. It's important to note, however, that Lipitor, a cholesterol-lowering agent, continues to grow rapidly and is the most significant component of Warner-Lambert's growth.

Q     FROM THE ASIAN MARKET MELTDOWN IN 1997 TO THE RUSSIAN DEBT DEFAULT LAST
SUMMER, INTERNATIONAL EVENTS HAVE EXERTED A MARKED AND OFTEN NEGATIVE IMPACT ON DOMESTIC STOCKS. WHAT SORT OF INTERNATIONAL EXPOSURE DOES THE FUND HAVE?

A     Although Kemper Growth Fund invests almost exclusively in domestic stocks, we do have exposure to international markets. (The fund can invest up to 25 percent directly in international markets and without limit in American Depository Receipts.) That's because the large-cap growth stocks we favor are typically multinational companies, with global business plans and strategies. Tremendous opportunities exist for companies that can tap into the potential of foreign economies, particularly those of emerging markets. Of course, we scrutinize a company's international operations with the same rigor that we apply to domestic operations.

      Multinational companies such as Coca-Cola and Procter & Gamble also offer an additional level of diversification. Because they have global operations, they are able to offset potential losses from one market segment with gains from another.

PERFORMANCE UPDATE

Q     THE FISCAL YEAR HAS GOTTEN OFF TO A GOOD START. HOW DO YOU FEEL ABOUT THE
UPCOMING MONTHS?

A     We are optimistic about the general economic climate. Continued low inflation, low interest rates and employment, combined with modest and steady corporate earnings growth are all factors that would support large-cap growth stocks. But, no one can predict with certainty what the economy and stock market will do, especially during the short term. When it comes to growth stocks, investors should always be prepared for fluctuations.

      That said, we have a high degree of confidence in the long-term merits of our pure-growth investment philosophy. We're looking forward to applying this strategy on behalf of the shareholders of Kemper Growth Fund.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MARCH 31, 1999, AND ON SEPTEMBER 30, 1998.

                                  [BAR GRAPH]

                                      KEMPER GROWTH FUND ON              KEMPER GROWTH FUND ON
                                             3/31/99                            9/30/98
TECHNOLOGY                                    32.40%                             35.00%

CONSUMER NON-DURABLES                         30.70%                             15.50%

HEALTH CARE                                   17.50%                             18.90%

CAPITAL GOODS                                  7.00%                              5.90%

FINANCE                                        6.90%                             19.10%

MEDIA                                          5.50%                              0.00%

UTILITIES                                      0.00%                              4.10%

TRANSPORTATION                                 0.00%                              1.00%

BASIC INDUSTRIES                               0.00%                              0.50%

A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER GROWTH FUND REPRESENTED ON MARCH 31, 1999, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 1000 GROWTH INDEX.

                                  [BAR GRAPH]

                                        KEMPER GROWTH FUND ON           RUSSELL 1000 GROWTH INDEX ON
                                               3/31/99                            3/31/99
TECHNOLOGY                                      32.40%                             30.70%

CONSUMER NON-DURABLES                           30.70%                             26.90%

HEALTH CARE                                     17.50%                             20.60%

CAPITAL GOODS                                    7.00%                              8.90%

FINANCE                                          6.90%                              6.90%

MEDIA                                            5.50%                              0.00%

UTILITIES                                        0.00%                              3.30%

TRANSPORTATION                                   0.00%                              0.10%

BASIC INDUSTRIES                                 0.00%                              1.30%

ENERGY                                           0.00%                              0.80%

CONSUMER DURABLES                                0.00%                              0.50%

* The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 37.6 PERCENT OF THE FUND'S TOTAL COMMON STOCK HOLDINGS ON MARCH 31, 1999

---------------------------------------------------------------------------------------
HOLDINGS                                                                        PERCENT
---------------------------------------------------------------------------------------
1.             MICROSOFT                     Develops, markets and supports a     6.3%
                                             variety of microcomputer
                                             software, operating systems,
                                             language and application
                                             programs, related books and
                                             peripheral devices.

2.             GENERAL ELECTRIC              A broadly diversified company        4.2%
                                             with major businesses in power
                                             generators, appliances,
                                             lighting, plastics, medical
                                             systems, aircraft engines,
                                             financial services and
                                             broadcasting.

3.             INTEL                         Engaged in the design,               4.1%
                                             development, manufacture and
                                             sale of advanced microcomputer
                                             components, such as integrated
                                             circuits and other related
                                             products.

4.             PFIZER                        Global, diversified                  4.1%
                                             research-based health care
                                             company that develops,
                                             manufactures, and markets a wide
                                             variety of products for human
                                             and animal health care.

5.             CISCO SYSTEMS                 Large, comprehensive supplier of     3.9%
                                             routing software and related
                                             systems that direct the flow of
                                             data between local networks.

6.             HOME DEPOT                    Operates retail stores carrying      3.7%
                                             building supplies and home
                                             improvement products.

7.             AMERICA ONLINE                Global leader in consumer online     3.3%
                                             services, including Internet
                                             access, e-mail, software,
                                             computer support, and electronic
                                             periodicals. Owns Netscape
                                             Communications.

8.             MERCK & CO.                   A leading, research-driven           2.9%
                                             pharmaceutical products and
                                             services company. Merck
                                             discovers, develops,
                                             manufactures and markets a broad
                                             range of products for human and
                                             animal health.

9.             WAL-MART                      Large, global retailer, with         2.7%
                                             operations in the United States,
                                             Asia and Latin America. Wal-Mart
                                             operates Wal-Marts, Wal-Mart
                                             Supercenters, and Sam's Clubs.
                                             Sells branded merchandise under
                                             the Popular Mechanics, Better
                                             Homes & Gardens and Sam's
                                             American Choice labels.

10.            AMERICAN INTERNATIONAL GROUP  The leading U.S.-based               2.4%
                                             international insurance
                                             organization and among the
                                             largest underwriters of
                                             commercial and industrial
                                             coverage in the United States.


* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1999 (UNAUDITED)
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS                                                                       NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------------------
    CAPITAL GOODS--6.9%
                                              General Electric Co.                         1,046,300       $  115,747
                                              Textron, Inc.                                  504,600           39,043
                                              Tyco International Ltd.                        546,060           39,180
                                              ---------------------------------------------------------------------------
                                                                                                              193,970
-------------------------------------------------------------------------------------------------------------------------
    COMPUTER SYSTEMS
    AND SOFTWARE--13.4%
                                              Computer Associates International              587,100           20,879
                                          (a) Dell Computer Corp.                            612,900           25,052
                                          (a) EMC Corp.                                      418,200           53,425
                                          (a) Electronic Arts                                657,700           31,241
                                          (a) Microsoft Corp.                              1,929,800          172,958
                                          (a) Momentum Business Applications, Inc.            15,880              142
                                          (a) Oracle Corp.                                  603,150.           15,908
                                          (a) Sun Microsystems                               458,900           57,334
                                              ---------------------------------------------------------------------------
                                                                                                              376,939
-------------------------------------------------------------------------------------------------------------------------
    CONSUMER CYCLICALS--22.3%
                                              Albertson's Inc.                               221,600           12,036
                                          (a) America Online Inc.                            624,700           91,206
                                          (a) Consolidated Stores Corp.                    1,528,200           46,324
                                          (a) Costco Companies, Inc.                         515,300           47,182
                                              Dayton Hudson Corp.                            972,200           64,773
                                              Estee Lauder Companies "A"                     475,000           44,888
                                              Home Depot                                   1,623,000          101,032
                                              Interpublic Group of Companies                 279,300           21,751
                                          (a) Kroger Co.                                     444,400           26,608
                                              Omnicom Group, Inc.                            295,600           23,630
                                          (a) Outdoor Systems, Inc.                        1,616,100           48,483
                                              Rite Aid Corp.                                 958,100           23,953
                                              Wal-Mart Stores Inc.                           807,000           74,395
                                              ---------------------------------------------------------------------------
                                                                                                              626,261
-------------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--8.0%
                                              Coca-Cola Co.                                  867,800           53,261
                                              Colgate-Palmolive Co.                          571,200           52,550
                                              H.J. Heinz Co.                                 800,100           37,905
                                              Philip Morris Companies                        683,600           24,054
                                              Procter & Gamble Co.                           576,000           56,412
                                              ---------------------------------------------------------------------------
                                                                                                              224,182
-------------------------------------------------------------------------------------------------------------------------
    FINANCE--6.8%
                                              American International Group, Inc.             546,400           65,910
                                              Federal Home Loan Mortgage Corp.               449,000           25,649
                                              Federal National Mortgage Association          572,300           39,632
                                              Morgan Stanley, Dean Witter & Co.              300,500           30,031
                                              Charles Schwab Corp.                           321,300           30,885
                                              ---------------------------------------------------------------------------
                                                                                                              192,107
-------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



-------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------------------
    HEALTH CARE--17.2%                        Eli Lilly & Co.                                561,100       $   47,623
                                              IMS Health Inc.                                737,500           24,430
                                              Johnson & Johnson                              306,500           28,715
                                              Medtronic Inc.                                 894,160           64,156
                                              Merck & Co.                                    994,100           79,714
                                              Pfizer, Inc.                                   815,800          113,192
                                              Schering-Plough Corp.                          735,900           40,704
                                              SmithKline Beecham Group PLC, ADR              576,500           41,220
                                              Warner-Lambert Co.                             659,700           43,664
                                              ---------------------------------------------------------------------------
                                                                                                              483,418
-------------------------------------------------------------------------------------------------------------------------
    MEDIA/BROADCASTING--5.4%              (a) Clear Channel Communications, Inc.             919,900           61,690
                                          (a) Infinity Broadcasting Corp.                  1,082,400           27,872
                                              Time Warner, Inc.                              179,000           12,720
                                          (a) Univision Communication, Inc.                  979,100           48,955
                                              ---------------------------------------------------------------------------
                                                                                                              151,237
-------------------------------------------------------------------------------------------------------------------------
    SEMICONDUCTORS AND                    (a) Ascend Communications, Inc.                    695,000           58,163
    NETWORKING--15.3%                     (a) Applied Materials, Inc.                        654,500           40,374
                                          (a) Cisco Systems                                  977,825          107,133
                                              Intel Corp.                                    958,400          114,169
                                              Linear Technology Corp.                        671,200           34,399
                                              Lucent Technologies, Inc.                      417,000           44,932
                                              Nokia Corp., ADR                               197,900           30,823
                                              ---------------------------------------------------------------------------
                                                                                                              429,993
-------------------------------------------------------------------------------------------------------------------------
    TELECOMMUNICATIONS--3.1%                  Frontier Corp.                                 543,900           28,215
                                          (a) MCI WorldCom, Inc.                             677,500           60,001
                                              ---------------------------------------------------------------------------
                                                                                                               88,216
                                              ---------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS--98.4%
                                              (Cost: $2,196,393)                                            2,766,323
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET                              Yield--4.83% to 4.86%
    INSTRUMENTS--1.6%                         Due--April 1999
                                              (Cost: $43,433)                              $  43,500           43,433
                                              ---------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost: $2,239,826)                                           $2,809,756
                                              ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.
Based on the cost of investments of $2,239,826,000 for federal income tax purposes at March 31, 1999, the aggregate gross unrealized appreciation was $630,984,000, the aggregate gross unrealized depreciation was $61,054,000 and the net unrealized appreciation on investments was $569,930,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1999 (Unaudited)
(IN THOUSANDS)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,239,826)                                              $2,809,756
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                     346
--------------------------------------------------------------------------
  Dividends                                                          2,048
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 2,812,150
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Cash overdraft                                                       2,000
--------------------------------------------------------------------------
Payable for: Fund shares redeemed                                    2,075
--------------------------------------------------------------------------
  Management fee                                                     1,212
--------------------------------------------------------------------------
  Distribution services fee                                            381
--------------------------------------------------------------------------
  Administrative services fee                                          406
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               881
--------------------------------------------------------------------------
  Trustees' fees and other                                             115
--------------------------------------------------------------------------
    Total liabilities                                                7,070
--------------------------------------------------------------------------
NET ASSETS                                                      $2,805,080
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $2,009,720
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     225,430
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         569,930
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $2,805,080
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,167,117 / 135,289 shares outstanding)                         $16.02
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $17.00
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($591,234 / 39,434 shares outstanding)                            $14.99
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($26,449 / 1,747 shares outstanding)                              $15.14
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($20,280 / 1,246 shares outstanding)                              $16.27
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Six months ended March 31, 1999 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends                                                     $  9,453
------------------------------------------------------------------------
  Interest                                                           968
------------------------------------------------------------------------
    Total investment income                                       10,421
------------------------------------------------------------------------
Expenses:
  Management fee                                                   7,067
------------------------------------------------------------------------
  Distribution services fee                                        2,295
------------------------------------------------------------------------
  Administrative services fee                                      2,971
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           3,535
------------------------------------------------------------------------
  Reports to shareholders                                            122
------------------------------------------------------------------------
  Professional fees                                                   68
------------------------------------------------------------------------
  Trustees' fees and other                                            89
------------------------------------------------------------------------
    Total expenses                                                16,147
------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (5,726)
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investments                      221,957
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           589,107
------------------------------------------------------------------------
Net gain on investments                                          811,064
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $805,338
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  SIX MONTHS
                                                                    ENDED               YEAR ENDED
                                                                MARCH 31, 1999         SEPTEMBER 30,
                                                                 (UNAUDITED)               1998
----------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------
  Net investment loss                                             $   (5,726)              (11,043)
----------------------------------------------------------------------------------------------------
  Net realized gain                                                  221,957                74,710
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              589,107              (354,991)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           805,338              (291,324)
----------------------------------------------------------------------------------------------------
Distribution from net realized gain                                  (11,250)             (376,132)
----------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions             (198,529)               49,412
----------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              595,559              (618,044)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------------

Beginning of period                                                2,209,521             2,827,565
----------------------------------------------------------------------------------------------------
END OF PERIOD                                                     $2,805,080             2,209,521
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS


                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $7,067,000 for the six months ended March 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended March 31, 1999 are $116,000 of which $1,000 was paid by KDI to affiliates.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended March 31, 1999 are $2,962,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended March 31, 1999 are $2,971,000, of which $14,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $3,420,000 for the six months ended March 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the six months ended March 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $34,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended March 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $1,783,289

                             Proceeds from sales                       2,016,212

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                        SIX MONTHS ENDED                   YEAR ENDED
                                                         MARCH 31, 1999                SEPTEMBER 30, 1998
                                                     -----------------------         -----------------------
                                                     SHARES         AMOUNT           SHARES         AMOUNT
                             -------------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                 25,908       $ 367,614          35,139       $ 492,843
                             -------------------------------------------------------------------------------
                              Class B                  7,908         105,708          10,501         151,947
                             -------------------------------------------------------------------------------
                              Class C                  5,038          66,193           6,397          84,426
                             -------------------------------------------------------------------------------
                              Class I                    175           2,622             377           5,200
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDEND:
                              Class A                    554           8,016          18,558         235,870
                             -------------------------------------------------------------------------------
                              Class B                    192           2,606           9,480         114,326
                             -------------------------------------------------------------------------------
                              Class C                      7             100             202           2,457
                             -------------------------------------------------------------------------------
                              Class I                      7              99             264           3,387
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                (37,460)       (539,483)        (50,438)       (722,521)
                             -------------------------------------------------------------------------------
                              Class B                (10,252)       (139,811)        (16,452)       (224,449)
                             -------------------------------------------------------------------------------
                              Class C                 (4,697)        (61,996)         (6,416)        (85,108)
                             -------------------------------------------------------------------------------
                              Class I                   (669)        (10,201)           (655)         (8,966)
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                  5,808          82,319          13,910         209,783
                             -------------------------------------------------------------------------------
                              Class B                 (6,190)        (82,315)        (14,699)       (209,783)
                             -------------------------------------------------------------------------------
                              NET INCREASE (DECREASE)
                              FROM CAPITAL SHARES
                              TRANSACTIONS                         $(198,529)                      $  49,412
                             -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                           -----------------------------------------------
                                                               CLASS A
                                           -----------------------------------------------
                                           SIX MONTHS
                                             ENDED           YEAR ENDED SEPTEMBER 30,
                                           MARCH 31,    ----------------------------------
                                              1999       1998    1997    1996    1995
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period         $11.72      15.47   17.21   16.07   12.93
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.02)      (.01)     --     .12     .05
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      4.38      (1.65)   2.61    2.74    3.27
------------------------------------------------------------------------------------------
Total from investment operations               4.36      (1.66)   2.61    2.86    3.32
------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        --         --      --     .04      --
------------------------------------------------------------------------------------------
  Distribution from net realized gain           .06       2.09    4.35    1.68     .18
------------------------------------------------------------------------------------------
Total dividends                                 .06       2.09    4.35    1.72     .18
------------------------------------------------------------------------------------------
Net asset value, end of period               $16.02      11.72   15.47   17.21   16.07
------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 37.26%    (11.78)  19.97   19.62   26.07
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                       1.01%      1.04    1.06    1.07    1.17
------------------------------------------------------------------------------------------
Net investment income (loss)                   (.22)%     (.09)    .07     .65     .43
------------------------------------------------------------------------------------------

                                           ------------------------------------------------
                                                               CLASS B
                                           ------------------------------------------------
                                           SIX MONTHS
                                             ENDED           YEAR ENDED SEPTEMBER 30,
                                           MARCH 31,    -----------------------------------
                                              1999       1998     1997    1996    1995
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period         $11.03       14.83   16.82   15.85   12.88
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                          (.08)       (.16)   (.16)   (.09)   (.08)
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      4.10       (1.55)   2.52    2.74    3.23
-------------------------------------------------------------------------------------------
Total from investment operations               4.02       (1.71)   2.36    2.65    3.15
-------------------------------------------------------------------------------------------
Less distribution from net realized gain        .06        2.09    4.35    1.68     .18
-------------------------------------------------------------------------------------------
Net asset value, end of period               $14.99       11.03   14.83   16.82   15.85
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 36.50%     (12.73)  18.68   18.47   24.83
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                       1.96%       2.14    2.13    2.05    2.17
-------------------------------------------------------------------------------------------
Net investment loss                           (1.17)%     (1.19)  (1.00)   (.33)   (.57)
-------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------------------
                                                               CLASS C
                                           ------------------------------------------------
                                           SIX MONTHS
                                             ENDED           YEAR ENDED SEPTEMBER 30,
                                           MARCH 31,    -----------------------------------
                                              1999       1998     1997    1996    1995
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period         $11.13       14.91   16.87   15.87   12.88
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                          (.07)       (.14)   (.13)   (.06)   (.07)
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      4.14       (1.55)   2.52    2.74    3.24
-------------------------------------------------------------------------------------------
Total from investment operations               4.07       (1.69)   2.39    2.68    3.17
-------------------------------------------------------------------------------------------
Less distribution from net realized gain        .06        2.09    4.35    1.68     .18
-------------------------------------------------------------------------------------------
Net asset value, end of period               $15.14       11.13   14.91   16.87   15.87
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 36.62%     (12.50)  18.87   18.65   24.99
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                       1.87%       1.98    1.99    1.95    2.03
-------------------------------------------------------------------------------------------
Net investment loss                           (1.08)%     (1.03)   (.86)   (.23)   (.43)
-------------------------------------------------------------------------------------------

                                                    -----------------------------------------------
                                                                        CLASS I
                                                    -----------------------------------------------
                                                    SIX MONTHS    YEAR ENDED SEPTEMBER     JULY 3
                                                      ENDED               30,                TO
                                                    MARCH 31,    ----------------------   SEPT. 30,
                                                       1999       1998    1997    1996      1995
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $11.88      15.60   17.26   16.09     14.80
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .01        .05     .08     .19       .03
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               4.44      (1.68)   2.61    2.74      1.26
---------------------------------------------------------------------------------------------------
Total from investment operations                        4.45      (1.63)   2.69    2.93      1.29
---------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                 --         --      --     .08        --
---------------------------------------------------------------------------------------------------
  Distribution from net realized gain                    .06       2.09    4.35    1.68        --
---------------------------------------------------------------------------------------------------
Total dividends                                          .06       2.09    4.35    1.76        --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                        $16.27      11.88   15.60   17.26     16.09
---------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          37.51%    (11.45)  20.51   20.19      8.72
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------
Expenses                                                 .59%       .65     .70     .64       .59
---------------------------------------------------------------------------------------------------
Net investment income                                    .20%       .30     .43    1.08       .92
---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                  YEAR ENDED SEPTEMBER 30,
                                              MARCH 31,    -------------------------------------------------
                                                 1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)     $2,805,080    2,209,521   2,827,565   2,738,303   2,503,301
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                138%         122         201         150          67
------------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Data for the period ended March 31, 1999 is unaudited. Per share data for the periods ended March 31, 1999 and September 30, 1998 were determined based on average shares outstanding.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Growth Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

          For       Against     Abstain
      104,754,143   3,114,811  5,306,010

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                        Broker
     For       Against     Abstain    Non-Votes
  76,399,718  5,651,337   9,040,452   22,083,456

Investment policies

                                        Broker
     For       Against     Abstain    Non-Votes
  76,337,131  5,665,856   9,088,521   22,083,456

Diversification

                                        Broker
     For       Against     Abstain    Non-Votes
  76,408,787  5,594,199   9,088,521   22,083,456

Borrowing

                                        Broker
     For       Against     Abstain    Non-Votes
  76,317,542  5,686,065   9,087,901   22,083,456

Senior securities

                                        Broker
     For       Against     Abstain    Non-Votes
  76,424,829  5,578,272   9,088,407   22,083,456

Concentration

                                        Broker
     For       Against     Abstain    Non-Votes
  76,430,510  5,569,707   9,091,291   22,083,456

Underwriting of securities

                                        Broker
     For       Against     Abstain    Non-Votes
  76,411,338  5,591,763   9,088,407   22,083,456

Investment in real estate

                                        Broker
     For       Against     Abstain    Non-Votes
  76,388,667  5,614,434   9,088,407   22,083,456

Purchase of commodities

                                        Broker
     For       Against     Abstain    Non-Votes
  76,329,774  5,673,832   9,087,901   22,083,456

Lending

                                        Broker
     For       Against     Abstain    Non-Votes
  76,312,130  5,687,951   9,091,426   22,083,456

Margin purchases and short sales

                                        Broker
     For       Against     Abstain    Non-Votes
  76,174,795  5,828,306   9,088,407   22,083,456

Pledging of assets

                                        Broker
     For       Against     Abstain    Non-Votes
  76,026,527  5,975,072   9,089,908   22,083,456

Purchases of securities

                                        Broker
     For       Against     Abstain    Non-Votes
  76,344,707  5,653,049   9,093,752   22,083,456

Purchases of options and warrants

                                        Broker
     For       Against     Abstain    Non-Votes
  76,292,971  5,704,785   9,093,752   22,083,456

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                          OFFICERS

DANIEL PIERCE                     MARK S. CASADY         LINDA J. WONDRACK
Chairman and Trustee              President              Vice President

LEWIS A. BURNHAM                  PHILIP J. COLLORA      MAUREEN E. KANE
Trustee                           Vice President         Assistant Secretary
                                  and Secretary
DONALD L. DUNAWAY                                        CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE         Assistant Secretary
                                  Treasurer
ROBERT B. HOFFMAN                                        ELIZABETH C. WERTH
Trustee                           ANN M. MCCREARY        Assistant Secretary
                                  Vice President
DONALD R. JONES                                          BRENDA LYONS
Trustee                           KATHRYN L. QUIRK       Assistant Treasurer
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        CORNELIA SMALL
                                  Vice President
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                             222 North LaSalle Street
                             Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                  KEMPER SERVICE COMPANY
SERVICE AGENT                P.O. Box 419557
                             Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT               225 Franklin Street
                             Boston, MA 02109

                             INVESTORS FIDUCIARY TRUST COMPANY
                             801 Pennsylvania Avenue
                             Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER        KEMPER DISTRIBUTIONS, INC.
                             222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed unless preceded or accompanied by a Kemper Equity Funds/Growth
Style prospectus.

KGF - 3 (5/24/99) 1073990